SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2010

Date of Report (Date of earliest event reported)

ENTHEOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30156
(Commission File Number)

98-0170247
(I.R.S. Employer Identification No.)

888 3rd Street, Suite 1000, Calgary, Alberta, T2P 5C5
(Address of principal executive offices)

(800) 755-5815

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            Effective  August 26, 2010, Messrs. Jeet Sidhu and Christian Hudson resigned as members of  the Board of the Directors (“BOD”) of Entheos Technologies, Inc. (the “Company”); in order to fill the vacancies created by the resignations, Mr. Derek Cooper, the Company’s President and Chief Executive Officer and member of the BOD, appointed Messrs. David Jenkins and Joseph Sierchio to the BOD, to serve in such capacity until their respective successors shall have been duly appointed and elected, subject to their earlier resignation or removal.

            Effective  August 27, 2010, Mr. Derek Cooper resigned as a member of  the BOD and as an officer of the Company; in order to fill the vacancies created by the resignation, The Board of Directors appointed Mr. Antonino Cacace, to the BOD and President and Chief Executive Officer as well as Chief Financial Officer, to serve in such capacity until his successor shall have been duly appointed and elected, subject to their earlier resignation or removal.

            The resignation of each of Messrs. Cooper, Hudson and Sidhu was not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Mr. Antonino Cacace

            Mr. Cacace has been involved in the steel, mining and mineral exploration business since 1975.  He has provided strategic advice to various governments in the viability, joint-venturing of mining, agro-industrial and industrial green-field projects in Central and West African countries and has invented and developed unique technologies to produce steel products.  Mr. Cacace has 30 years of experience with publicly traded companies, from start-ups through several IPOs on Canadian, US and European stock exchanges.

Mr. David Jenkins

Mr. Jenkins has been involved in the energy and mining industry since 1990 and possesses business experience and expertise in the areas of mineral exploration, corporate finance and corporate administration and management. Mr. Jenkins is the President of J2 Capital Partners LLC, a private investment firm specializing in early stage investment and management in the resource industry. Additionally, Mr. Jenkins is or has been an officer and director of a number of publicly traded mineral exploration companies in Canada and the Unities States whose properties have been located in many different jurisdictions worldwide.

Mr. Joseph Sierchio

Since 1975, Mr. Sierchio has practiced corporate and securities law in New York City, representing and offering counsel to domestic and foreign corporations, investors, entrepreneurs, and public and private companies in the United States, Canada, United Kingdom, Germany, Italy, Switzerland, Australia, and Hong Kong.  Mr. Sierchio is admitted in all New York state courts and federal courts in the Eastern, Northern, and Southern Districts of the State of New York as well as the federal Court of Appeals for the Second Circuit. Mr. Sierchio earned his Doctor of Law degree at Cornell University Law School in 1974, and a Bachelor of Arts degree, with Highest Distinction in Economics, from Rutgers College at Rutgers University, in 1971. Mr. Sierchio is also a member of Sierchio & Company, LLP.  Mr. Sierchio serves as a director of a number of privately held and public companies, including, HepaLife Technologies, Inc. and New Energy Technologies, Inc.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTHEOS TECHNOLOGIES, INC.

/s/ Antonino Cacace

President and CEO

Date: August 30, 2010